FIERA CAPITAL SMALL/MID CAP GROWTH FUND (THE “FUND”)

SUPPLEMENT DATED AUGUST 18, 2021 TO THE FUND’S
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 29, 2021

Effective August 9, 2021 (the “Effective Date”), the portfolio manager information under the caption “Portfolio Managers of the Adviser” in the Fund’s Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Role with Fund	Managed Fund Since
Sunil M. Reddy	Portfolio Manager	July 1, 2018
Michael Kalbfleisch	Portfolio Manager	July 1, 2018

The rest of the section remains the same.

As of the Effective Date, the portfolio manager information under the caption “Primary Service Providers—Portfolio Managers” in the Fund’s Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Role with Fund	Managed Fund Since
Sunil M. Reddy	Portfolio Manager	July 1, 2018
Michael Kalbfleisch	Portfolio Manager	July 1, 2018

Sunil M. Reddy, CFA, is a Senior Vice President at the Adviser with diverse investment management experience accumulating since 1991. Sunil is a member of the investment committee at Fiera Growth strategies in addition to covering Technology, Financial and Consumer Discretionary sectors. His background includes stints in portfolio management, equity analysis and in corporate debt underwriting, trading and syndication roles. Mr. Reddy joined Apex from Fifth Third where he co-managed the Fifth Third Quality Growth Fund and was the sole manager for the Fifth Third Technology fund. In addition, Mr. Reddy was an integral member of the Growth team covering the Technology and Financial sectors. Sunil also has extensive Fixed Income experience having managed a $6 billion fixed income portfolio at Fifth Third. At Keycorp, Mr. Reddy was involved in various funding and interest rate risk management strategies for the Funds Management group. Mr. Reddy is a Chartered Financial Analyst, an M.B.A from Weatherhead School of Management, Case Western Reserve University and an undergraduate degree in Electrical Engineering from The Ohio State University.

Michael Kalbfleisch, CFA, CPA, is a Senior Vice President at the Adviser. Having been in the industry since 1986, Mr. Kalbfleisch brings more than three decades of investment management experience to the equity team. Mr. Kalbfleisch was a Principal and Portfolio Manager at Apex until its acquisition by the Adviser in June 2016. He joined Apex in 2000 after serving as Chief Operating Officer for Retirement Capital Advisers; prior to that he was a member of the Investment Committee at Dean Investment Associates. He is also a past Vice President at John Nuveen & Co. From 1986 – 1996 Mike was Chief Financial Officer at Flagship Financial. Mr. Kalbfleisch is an adjunct professor of finance at The University of Dayton. He received his BS in Accounting from the University of Dayton, where he graduated Magna Cum Laude.

The rest of the section remains the same.

As of the Effective Date, the portfolio manager information under the caption “Investment Adviser and Advisory Agreement—Portfolio Managers of the Adviser” is hereby superseded and replaced with the following:

The following table provides information regarding other accounts (not including the Fund) managed by the Fund’s Portfolio Managers, Sunil M. Reddy and Michael Kalbfleisch, as of March 31, 2021:

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Sunil M. Reddy	0	$0	0	$0	1796	$6,640,327,850
Michael Kalbfleisch	0	$0	0	$0	1796	$6,640,327,850

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Sunil M. Reddy	0	$0	0	$0	0	$0
Michael Kalbfleisch	0	$0	0	$0	0	$0

As of the Effective Date, the portfolio manager information under the caption “Investment Adviser and Advisory Agreement—Fund Ownership of Portfolio Managers” is hereby superseded and replaced with the following:

The following table sets forth the dollar range of shares beneficially owned by each Portfolio Manager as of March 31, 2021.

Portfolio Manager	Dollar Range
Sunil M. Reddy	$50,001 - $100,000
Michael Kalbfleisch	$10,001 - $50,000